UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2020 (May 8, 2020)
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NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive
Lisle	Illinois	60532
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (331) 332-5000
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(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	NAV	New York Stock Exchange
Cumulative convertible junior preference stock, Series D (par value $1.00)	NAV-D	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On May 8, 2020, Navistar Financial Dealer Note Master Owner Trust II (the “Issuing Entity”) and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee (the “Indenture Trustee”), entered into Amendment No. 5 to Series 2012-VFN Indenture Supplement (the “VFN Indenture Amendment”), which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The VFN Indenture Amendment amends the Series 2012-VFN Indenture Supplement, dated as of August 29, 2012, between the Issuing Entity and the Indenture Trustee (filed as Exhibit 10.1 to the registrant’s Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618), to allow for various changes to the monthly payment rate triggers and credit enhancement.
On May 8, 2020, Navistar Financial Securities Corporation, as the seller (“NFSC”), Navistar Financial Corporation, as the servicer (“NFC”), and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser (“Bank of America”), New York Life Insurance Company, as a managing agent and a committed purchaser (“New York Life”), and New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser (“NYLIAC” and, together with Bank of America and New York Life, the “Purchaser Parties”), entered into Amendment No. 13 to Note Purchase Agreement (the “NPA Amendment”), which is attached hereto as Exhibit 10.2 and incorporated by reference herein. The NPA Amendment amends the Note Purchase Agreement, dated as of August 29, 2012, among NFSC, NFC and the Purchaser Parties (filed as Exhibit 10.2 to the registrant’s Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618), to, among other things, extend the Scheduled Purchase Expiration Date to May 7, 2021.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
The following documents are filed herewith:

Exhibit No.	Description of Exhibit

10.1
Amendment No. 5 to Series 2012-VFN Indenture Supplement, dated as of May 8, 2020, between Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee.

10.2
Amendment No. 13 to the Note Purchase Agreement, dated as of May 8, 2020, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: May 11, 2020